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Exhibit 10.19

        AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY,
AS ISSUER

AND
WEST DES MOINES STATE BANK,
AS TRUSTEE

INDENTURE

DATED AS OF OCTOBER 29, 1999

$100,000,000

5% SUBORDINATED DEBENTURES DUE 2047

i

ii

SECTION 1005. Limitation on Dividends; Transactions with Affiliates; Covenants as to the Trust	31
SECTION 1006. Payment of Expenses of the Trust	31
ARTICLE ELEVEN REDEMPTION OF DEBENTURES
SECTION 1101. Right of Redemption	32
SECTION 1102. Applicability of Article	32
SECTION 1103. Election to Redeem; Notice to Trustee	32
SECTION 1104. Intentionally Omitted	32
SECTION 1105. Notice of Redemption	32
SECTION 1106. Deposit of Redemption Price	33
SECTION 1107. Debentures Payable on Redemption Date	33
SECTION 1108. Intentionally Omitted	33
SECTION 1109. Tax Event Redemption	33
SECTION 1110. No Sinking Fund	34
ARTICLE TWELVE SUBORDINATION OF DEBENTURES
SECTION 1201. Agreement to Subordinate	34
SECTION 1202. Default on Senior Debt	34
SECTION 1203. Liquidation; Dissolution; Bankruptcy	34
SECTION 1204. Subrogation	35
SECTION 1205. Trustee to Effectuate Subordination	36
SECTION 1206. Notice by the Company	36
SECTION 1207. Rights of the Trustee; Holders of Senior Debt	37
SECTION 1208. Subordination May Not Be Impaired	37
ARTICLE THIRTEEN IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
SECTION 1301. No Recourse	38

EXHIBIT A—Form of Debenture
ANNEX A—Form of Amended and Restated Declaration of Trust, among the Company, as Sponsor, West Des Moines State Bank, as Property Trustee, First Union Trust Company, National Association, as Delaware Trustee, and Debra J. Richardson and Wendy L. Carlson, as Administrative Trustees, dated as of October 29, 1999

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

iii

        INDENTURE, dated as of October 29, 1999, between American Equity Investment Life Holding Company, a corporation duly organized and existing under the laws of the State of Iowa (the "Company"), having its principal office at 5000 Westown Parkway, Suite 440, West Des Moines, IA 50266, and West Des Moines State Bank, an Iowa banking corporation, as trustee (the "Trustee").

RECITALS OF THE COMPANY

        WHEREAS, American Equity Capital Trust II, a Delaware business trust (the "Trust") governed by the Amended and Restated Declaration of Trust, dated as of October 29, 1999 (the "Declaration"), by and among the Company, as sponsor, West Des Moines State Bank, as property trustee (the "Property Trustee"), First Union Trust Company, National Association, as Delaware trustee (the "Delaware Trustee"), and Debra J. Richardson and Wendy L. Carlson, as Administrative Trustees, will issue and sell 97,000 5% Trust Preferred Securities (the "Trust Preferred Securities") representing undivided beneficial interests in the assets of the Trust, with a liquidation amount of $1,000 per Trust Preferred Security, or $97,000,000 in the aggregate; and

        WHEREAS, the Trust will issue and sell to the Company 3,000 common securities (the "Trust Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities") representing undivided beneficial interests in the assets of the Trust with a liquidation amount of $1,000 per Trust Common Security, or $3,000,000 in the aggregate; and

        WHEREAS, pursuant to the Declaration, the Trust will use the proceeds from the sale of the Trust Securities to purchase from the Company the 5% Subordinated Debentures Due 2047 described in this Indenture (the "Debentures") in an aggregate principal amount of $100,000,000; and

        WHEREAS, in connection with the issuance and sale by the Trust of the Trust Preferred Securities and the issuance and sale of the Debentures by the Company to the Trust, the Company has agreed to irrevocably guarantee the payment in full of the distributions on the Trust Preferred Securities, the amount payable upon redemption of the Trust Preferred Securities and, generally, the liquidation preference of the Trust Preferred Securities, to the extent the Trust has funds available therefor, pursuant to the Trust Preferred Securities Guarantee Agreement of even date herewith (the "Guarantee") between the Company and West Des Moines State Bank, as Guarantee Trustee, for the benefit of the holders of the Trust Preferred Securities; and

        WHEREAS, the Company has duly authorized the creation of the Debentures, this Indenture sets forth the terms and conditions thereof, and all things necessary to make this Indenture a valid agreement of the Company, subject to execution and delivery of this Indenture by the Company and the Trustee, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Debentures by the Holders (as defined herein) as provided for herein, it is mutually agreed, for the equal and proportionate benefit of the Holders, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

        SECTION 101.    Definitions.

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1)   the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2)   all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3)   all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

          (4)   the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        "Act", when used with respect to any Holder, has the meaning specified in Section 104.

        "Additional Interest" has the meaning specified in Section 301.

        "Additional Payments" means Compounded Interest and Additional Interest, if any.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agent" means any Registrar, Paying Agent or co-registrar.

        "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day" means any day other than a Saturday, Sunday or day on which banking institutions in West Des Moines, Iowa or in Wilmington, Delaware are authorized or required by law to close.

        "Closing Date" has the meaning specified in the Declaration.

        "Commission" means the United States Securities and Exchange Commission.

        "Common Stock" includes any stock of any class of the Company which has no preference with respect to dividends or to amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

        "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

        "Compounded Interest" has the meaning specified in Section 312.

        "Corporate Trust Office" means the principal office of the Trustee in West Des Moines, Iowa, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is 1601 22nd Street, West Des Moines, Iowa 50266.

        "Debentures" has the meaning specified in the Recitals to this instrument.

        "Declaration" has the meaning specified in the Recitals to this instrument.

        "Declaration Event of Default" means a "Declaration Event of Default" as defined in the Declaration.

        "Defaulted Interest" has the meaning specified in Section 307.

        "Delaware Trustee" has the meaning specified in the Recitals to this instrument.

        "Direct Action" means a proceeding directly instituted by a holder of Trust Preferred Securities for enforcement of payment to such holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such holder on or after the respective due date specified in the Debentures, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date.)

        "Dissolution Event" means that, as a result of the occurrence and continuation of a Special Event, the Trust is to be dissolved in accordance with the Declaration and the Debentures held by the Property Trustee are to be distributed to the holders of Trust Securities pro rata in accordance with the Declaration.

        "Dissolution Tax Opinion" has the meaning specified in the Declaration.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

        "Extension Period" has the meaning specified in Section 312.

        "Guarantee" has the meaning specified in the Recitals to this instrument.

        "Holder" means a Person in whose name a Debenture is registered in the Register.

        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

        "Indenture Event of Default" has the meaning specified in Section 501.

        "Interest Payment Date" has the meaning specified in Section 301.

        "Investment Company Event" has the meaning specified in the Declaration.

        "Maturity", when used with respect to any Debenture, means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

        "Ministerial Action" has the meaning specified in Section 1110.

        "90-Day Period" has the meaning specified in Section 1110.

        "No Recognition Opinion" has the meaning specified in the Declaration.

        "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

        "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

        "Outstanding", when used with respect to Debentures, means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except: (i) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debentures; provided, that if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Debentures that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture, other than any such Debentures with respect to which there shall have been presented to the Trustee proof satisfactory to it that such Debentures are held by a bona fide purchaser in whose hands such Debentures are valid obligations of the Company, provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or of such other obligor.

        "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Debentures on behalf of the Company.

        "Person" means any individual, corporation, company, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

        "pro rata", when used with respect to any payment, distribution or treatment of the Debentures, shall mean pro rata to each Holder of Debentures according to the aggregate principal amount of the Debentures Outstanding, provided that in the event any Debentures are held by the Company or any affiliate thereof and an Indenture Event of Default has occurred and is continuing, any funds available for such payment shall first be paid to each Holder of the Debentures (other than the Company or any affiliate thereof) pro rata according to the aggregate principal amount of the Debentures held by each such Holder relative to the aggregate principal amount of all Debentures Outstanding and held by such Holders, and only after satisfaction of all amounts owed to such Holders of the Debentures (other than the Company or any affiliate thereof), any additional funds available for such payment shall be made to the Company or any affiliate thereof pro rata according to the aggregate principal amount of Debentures held by them.

        "Redemption Date", when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price", when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

        "Redemption Tax Event" has the meaning specified in Section 1110.

        "Redemption Tax Opinion" has the meaning set forth in the Declaration.

        "Register" and "Registrar" have the respective meanings specified in Section 305.

        "Regular Record Date" has the meaning specified in Section 301.

        "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

        "Restricted Securities Legend" has the meaning specified in Section 202.

        "Senior Debt" means with respect to the Company (i) the principal, premium, if any, and interest with respect to (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility (or repurchase agreement) or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Debentures and (2) any indebtedness between or among such obligor or its affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other securities which rank junior to or pari passu with, the Trust Preferred Securities. Such Senior Debt shall continue to be Senior Debt and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Debt.

        "Special Event" has the meaning specified in the Declaration.

        "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

        "Stated Maturity", when used with respect to any Debenture or any installment of interest thereon, means the date specified in such Debenture as the fixed date on which the principal, together with any accrued and unpaid interest (including Compounded Interest), of such Debenture or such installment of interest is due and payable.

        "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

        "Tax Event" has the meaning specified in the Declaration.

        "Trust" has the meaning specified in the Recitals to this instrument.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

        "Trust Common Securities" has the meaning specified in the recitals to this Instrument.

        "Trust Common Securities Guarantee" means any guarantee that the Company may enter into that operates directly or indirectly for the benefit of holders of Trust Common Securities of the Trust.

        "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

        "Trust Preferred Securities" has the meaning specified in the Recitals to this instrument.

        "Trust Preferred Securities Guarantee" means any guarantee that the Company may enter into that operates directly or indirectly for the benefit of holders of Trust Preferred Securities of the Trust.

        "Trust Securities" has the meaning specified in the Recitals to this instrument.

        "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

        "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

        SECTION 102.    Compliance Certificates and Opinions.

        Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or reasonably requested by the Trustee in connection with such application or request. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the applicable provisions of the Trust Indenture Act and any other applicable requirement set forth in this Indenture.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

        (1)   a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

        (2)   a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (3)   a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (4)   a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        SECTION 103.    Form of Documents Delivered to Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        SECTION 104.    Acts of Holders; Record Dates.

        (a)   Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

        (b)   The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee or the Company, as the case may be, deems sufficient.

        (c)   The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Debentures entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

        (d)   The ownership of Debentures shall be proved by the Register.

        (e)   Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

        (f)    Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Debenture may do so with regard to all or any part of the principal amount of such Debenture or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

        SECTION 105.    Notices, Etc., to Trustee and the Company.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

        (1)   the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Senior Corporate Trust Officer, or

        (2)   the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

        SECTION 106.    Notice to Holders; Waiver.

        Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

        SECTION 107.    Conflict with Trust Indenture Act.

        If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that would be required under such Act to be a part of and govern this Indenture, were this Indenture qualified under such Act, the latter provision shall control. If any provision of this Indenture modifies or excludes any such provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

        SECTION 108.    Effect of Headings and Table of Contents.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 109.    Successors and Assigns.

        All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

        SECTION 110.    Separability Clause.

        In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforce ability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 111.    Benefits of Indenture.

        Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Debt, the holders of Trust Preferred Securities (to the extent provided herein) and the Holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        SECTION 112.    GOVERNING LAW.

        THIS INDENTURE AND THE DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF IOWA, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

        SECTION 113.    Legal Holidays.

        In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Debentures) payment of interest or principal of the Debentures need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

ARTICLE TWO

DEBENTURE FORMS

        SECTION 201.    Forms Generally.

        The Debentures and the Trustee's certificates of authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Debentures may have notations, legends or endorsements required by law, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Debenture shall be dated the date of its authentication. The terms and provisions of the Debentures set forth in Exhibit A are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

        The definitive Debentures shall be typewritten or printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

        SECTION 202.    Initial Issuance to Property Trustee.

        The Debentures initially issued to the Property Trustee of the Trust shall be in the form of one or more individual certificates in definitive, fully registered form without distribution coupons and shall bear the following legend (the "Restricted Securities Legend") unless the Company determines otherwise in accordance with applicable law:

        THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY THE ACQUISITION HEREOF, THE HOLDER AGREES THAT SUCH HOLDER WILL GIVE EACH PERSON TO WHOM THIS DEBENTURE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN THE CASE OF ANY TRANSFER OR OTHER DISPOSITION MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER HEREOF SHALL BE REQUIRED TO PROVIDE TO THE COMPANY AND THE TRANSFER AGENT, PRIOR TO SUCH TRANSFER, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

ARTICLE THREE

THE DEBENTURES

        SECTION 301.    Title and Terms.

        The aggregate principal amount of Debentures that may be authenticated and delivered under this Indenture is limited to the sum of $100,000,000, except for Debentures authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Section 304, 305, 306 or 906.

        The Debentures shall be known and designated as the "5% Subordinated Debentures Due 2047" of the Company. Their Stated Maturity shall be June 1, 2047, and they shall bear interest at the rate of 5% per annum, from October 29, 1999 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein), in arrears, on March 31, June 30, September 30 and December 31 (each an "Interest Payment Date") of each year, commencing December 31, 1999 until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Debenture is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the date which is 15 days prior to each Interest Payment Date (the "Regular Record Date"). Interest will compound quarterly and will accrue at the rate of 5% per annum on any interest installment in arrears or during an extension of an interest payment period as set forth in Section 312 hereof.

        The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

        If at any time while the Property Trustee is the Holder of any Debentures, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as additional interest ("Additional Interest") on the Debentures held by the Property Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying any such taxes, duties, assessments or other governmental charges will be not less than the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

        The principal of and interest on the Debentures shall be payable at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register.

        The Debentures shall be redeemable as provided in Article Eleven hereof.

        The Debentures shall be subordinated in right of payment to Senior Debt as provided in Article Twelve hereof.

        SECTION 302.    Denominations.

        The Debentures shall be issuable only in registered form without coupons and only in denominations of $1,000 and integral multiples thereof.

        SECTION 303.    Execution, Authentication, Delivery and Dating.

        The Debentures shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

        Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debentures; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Debentures as in this Indenture provided and not otherwise.

        No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

        SECTION 304.    Temporary Debentures.

        Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

        If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

        SECTION 305.    Registration, Registration of Transfer and Exchange.

        (a)   General.

        The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby appointed "Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

        Upon surrender for registration of transfer of any Debenture at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount.

        At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Debentures which the Holder making the exchange is entitled to receive.

        All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

        Every Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

        (b)   Transfer Procedures and Restrictions.

        The Debentures may not be transferred except in compliance with the Restricted Debentures Legend unless otherwise determined by the Company in accordance with applicable law. Upon any distribution of the Debentures to the holders of the Trust Preferred Securities in accordance with the Declaration, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 901(6) to provide for transfer procedures and restrictions with respect to the Debentures substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at the time of such distribution.

        SECTION 306.    Mutilated, Destroyed, Lost and Stolen Debentures.

        If any mutilated Debenture is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Debenture and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

        Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

        SECTION 307.    Payment of Interest; Interest Rights Preserved.

        Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date.

        Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1)   The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2)   The Company may make payment of any Defaulted Interest in any other lawful manner, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Compounded Interest), which were carried by such other Debenture.

        SECTION 308.    Persons Deemed Owners.

        Prior to due presentment of a Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of and (subject to Section 307) interest (including Additional Interest and Compounded Interest) on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

        SECTION 309.    Cancellation.

        All Debentures surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly canceled by the Trustee. No

Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debentures held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy the certificates representing such canceled Debentures.

        SECTION 310.    Right of Set Off.

        Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set off any payment it is otherwise required to make hereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee.

        SECTION 311.    CUSIP Numbers.

        The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers.

        SECTION 312.    Option to Extend Interest Payment Period.

        (a)   The Company shall have the right at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters for each such period; except that no Extension Period may extend beyond the stated maturity of the Debentures. At the end of each Extension Period, the Company shall pay all interest then accrued and unpaid together with interest thereon compounded quarterly at the rate specified for the Debentures to the extent permitted by applicable law ("Compounded Interest"); provided, that during any Extension Period, the Company shall not (a) declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock (or Common Stock equivalents) in connection with the satisfaction by the Company of its obligations under any employee benefit or agent plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Common Stock (or Common Stock equivalents), (ii) purchases of shares of Common Stock (or Common Stock equivalents) from officers or employees of the Company or its subsidiaries upon termination of employment or retirement not pursuant to any obligation under any contract or security requiring the Company to purchase shares of Common Stock (or Common Stock equivalents), (iii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (iv) dividends or distributions of shares of Common Stock on Common Stock or (v) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), (b) make any payment of principal (and premium, if any) or interest on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the Debentures and (c) make any guarantee payments with respect to any of the foregoing (other than pursuant to the Guarantee). Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. No interest during an Extension Period, except at the end thereof, shall be due and payable.

        (b)   If the Property Trustee is the sole Holder of the Debentures at the time the Company selects an Extension Period, the Company shall give written notice to the Administrative Trustees, the Property Trustee and the Trustee of its selection of such Extension Period at least one Business Day prior to the earlier of (i) the date the distributions on the Trust Preferred Securities are payable or (ii) the date the Trust is required to give notice to any applicable self-regulatory organization or to holders of the Trust Preferred Securities on the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

        (c)   If the Property Trustee is not the sole Holder of the Debentures at the time the Company selects an Extension Period, the Company shall give the Holders of the Debentures and the Trustee written notice of its selection of such Extension Period at least ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date the Company is required to give notice to any applicable self-regulatory organization or to Holders of the Debentures on the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

        (d)   The quarter in which any notice is given pursuant to paragraphs (b) and (c) hereof shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted under paragraph (a) hereof.

        SECTION 313.    Paying Agent and Registrar.

        The Trustee will initially act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice. The Company or any of its Affiliates may act in any such capacity.

        SECTION 314.    Calculation of Original Issue Discount.

        The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount, if any (including daily rates and accrual periods), accrued on Outstanding Debentures as of the end of such year.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

        SECTION 401.    Satisfaction and Discharge of Indenture.

        This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (1) either (A) all Debentures theretofore authenticated and delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or (B) all such Debentures not theretofore delivered to the Trustee for cancellation have become due and payable, and the Company has deposited or caused to be deposited with the Trustee funds in trust for the purpose and in an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal and interest (including Compounded Interest) to the date of such deposit (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for or relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this

Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

        SECTION 402.    Application of Trust Money.

        Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

ARTICLE FIVE

REMEDIES

        SECTION 501.    Indenture Events of Default.

        "Indenture Event of Default," wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Indenture Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1)   failure for 30 days to pay interest on the Debentures, including any Additional Interest and Compounded Interest in respect thereof, when due; provided that a valid extension of an interest payment period will not constitute a default in the payment of interest (including any Additional Interest or Compounded Interest) for this purpose;

          (2)   failure to pay principal of or premium, if any, on the Debentures when due whether at maturity, upon redemption, by declaration or otherwise;

          (3)   failure to observe or perform any other covenant contained in this Indenture for 90 days after notice to the Company by the Trustee or by the Holders of not less than a majority in aggregate principal amount of outstanding Debentures;

          (4)   entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

          (5)   the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (6)   the voluntary or involuntary dissolution, winding up or termination of the Trust, except in connection with (i) the distribution of Debentures to holders of Trust Preferred Securities in liquidation of the Trust upon the occurrence of a Dissolution Event, or (ii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

        SECTION 502.    Acceleration of Maturity; Rescission and Annulment.

        If an Indenture Event of Default occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Debentures may declare the principal of all the Debentures and any other amounts payable hereunder to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and all accrued interest shall become immediately due and payable.

        At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article hereinafter, the Holders of a majority in aggregate principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1)   the Company has paid or deposited with the Trustee a sum sufficient to pay

            (A)  all overdue interest (including any Additional Interest and Compounded Interest) on all Debentures,

            (B)  the principal of any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and

            (C)  all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2)   all Events of Default, other than the non-payment of the principal of Debentures which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. No such rescission shall affect any subsequent default or impair any right consequent thereon.

        SECTION 503.    Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Company covenants that if:

          (1)   default is made in the payment of any interest (including any Additional Interest or Compounded Interest) on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2)   default is made in the payment of the principal of any Debenture at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal and interest (including any Additional Payments) and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest (including any Additional Interest and Compounded Interest), at the rate borne by the Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        If an Indenture Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        SECTION 504.    Trustee May File Proofs of Claim.

        In case of any judicial proceeding relative to the Company (or any other obligor upon the Debentures), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

        No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

        SECTION 505.    Trustee May Enforce Claims Without Possession of Debentures.

        All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

        SECTION 506.    Application of Money Collected.

        Subject to Article Twelve, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Payments), upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Payments) on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal and interest (including any Compounded Interest), respectively.

        SECTION 507.    Limitation on Suits.

        No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

        (1)   such Holder has previously given written notice to the Trustee of a continuing Indenture Event of Default;

        (2)   the Holders of not less than a majority in aggregate principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Indenture Event of Default in its own name as Trustee hereunder;

        (3)   such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

        (4)   the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

        (5)   no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders. The limitations specified in (1) through (5) above shall not apply to a suit initiated by a Holder of a Debenture for enforcement of payment of interest, principal or premium, if any, on such Debenture on or after the respective due dates of such payments expressed in such Debenture.

        SECTION 508.    Unconditional Right of Holders to Receive Principal and Interest.

        Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest (including any Additional Payments) on such Debenture on the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

        SECTION 509.    Restoration of Rights and Remedies.

        If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

        SECTION 510.    Rights and Remedies Cumulative.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 511.    Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Indenture Event of Default shall impair any such right or remedy or constitute a waiver of any such Indenture Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

        SECTION 512.    Control by Holders.

        The Holders of a majority in principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, that (1) such direction shall not be in conflict with any rule of law or with this Indenture; and (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

        SECTION 513.    Waiver of Past Defaults.

        Subject to Section 902 hereof, the Holders of not less than a majority in principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of, premium, if any, or interest (including any Additional Payments) on any Debenture (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee); or (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected; provided, however, that if the Debentures are held by the Trust or a trustee of the Trust, such waiver shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such waiver; provided, further, that if the consent of the Holder of each Outstanding Debenture is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver.

        Upon any such waiver, such default shall cease to exist, and any Indenture Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        SECTION 514.    Undertaking for Costs.

        In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Payments) on any Debenture.

        SECTION 515.    Waiver of Stay or Extension Laws.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        SECTION 516.    Enforcement by Holders of Trust Preferred Securities.

        Notwithstanding the foregoing, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable, the Company acknowledges that, in such event, a holder of Trust Preferred Securities may institute a Direct Action for payment on or after the respective due date specified in the Debentures. The Company may not amend the Indenture to remove the foregoing right to bring a Direct Action without the prior written consent of all the holders of Trust Preferred Securities. Notwithstanding any payment made to such holder of Trust Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Property Trustee and the Company shall be subrogated to the rights of the holder of such Trust Preferred Securities with respect to payments on the Trust Preferred Securities to the extent of any payments made by the Company to such holder in any Direct Action. The holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

ARTICLE SIX

THE TRUSTEE

        SECTION 601.    Certain Duties and Responsibilities.

        The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

        SECTION 602.    Notice of Defaults.

        The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Indenture Event of Default.

        SECTION 603.    Certain Rights of Trustee.

        Subject to the provisions of Section 601:

          (a)   the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b)   any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c)   whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d)   the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e)   the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f)    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonable examination of the books, records and premises of the Company, personally or by agent or attorney;

          (g)   the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h)   the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

        SECTION 604.    Not Responsible for Recitals or Issuance of Debentures.

        The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of the Debentures or the proceeds thereof.

        SECTION 605.    May Hold Debentures.

        The Trustee, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar, or such other agent.

        SECTION 606.    Money Held in Trust.

        Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

        SECTION 607.    Compensation and Reimbursement.

        The Company agrees:

          (1)   to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder;

          (2)   except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3)   to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

        When the Trustee incurs expenses or renders services in connection with an Indenture Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

        The provisions of this Section shall survive the termination of this Indenture.

        SECTION 608.    Disqualification; Conflicting Interests.

        If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

        SECTION 609.    Corporate Trustee Required; Eligibility.

        There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        SECTION 610.    Resignation and Removal; Appointment of Successor.

        (a)   No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

        (b)   The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee to be removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (c)   The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (d)   If at any time: (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

(i) the Company by Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        (e)   If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (f)    The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

        SECTION 611.    Acceptance of Appointment by Successor.

        Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments required to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

        No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

        SECTION 612.    Merger, Conversion, Consolidation or Succession to Business.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

        SECTION 613.    Preferential Collection of Claims Against Company.

        If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

ARTICLE SEVEN

HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

        SECTION 701.    Company to Furnish Trustee Names and Addresses of Holders.

        The Company will furnish or cause to be furnished to the Trustee (a) within 14 days after each record date for payment of interest, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders, as of such record date, and (b) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Trustee; excluding from any such list names and addresses received by the Trustee in its capacity as Registrar.

        SECTION 702.    Preservation of Information; Communications to Holders.

        (a)   The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

        (b)   The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

        (c)   Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

        SECTION 703.    Reports by Trustee.

        (a)   Within 60 days after December 31 of each year, commencing December 31, 1999, the Trustee shall transmit by mail to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

        (b)   A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Debentures are listed, with the Commission and with the Company. The Company will notify the Trustee when the Debentures are listed on any stock exchange.

        SECTION 704.    Reports by Company.

        The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

        Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

        The Company shall also provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Debentures relating to original issue discount, including, without limitation, Form 1099-OID or any successor form.

ARTICLE EIGHT

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

        SECTION 801.    Company May Consolidate, Etc., Only on Certain Terms.

        The Company shall not consolidate with or merge with or into any other Person or, directly or indirectly, convey, transfer or lease all or substantially all of its properties and assets on a consolidated basis to any Person, unless:

          (1)   the Person formed by such consolidation or into which the company is merged or the Person which acquires by conveyance, transfer or lease, all or substantially all of the properties and assets of the Company on a consolidated basis shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debentures and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2)   immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Indenture Event of Default, and no event which, after notice or lapse of time or both, would become an Indenture Event of Default, shall have happened and be continuing; and

          (3)   the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

        This Section shall only apply to a merger or consolidation in which the Company is not the surviving corporation and to conveyances, leases and transfers by the Company as transferor or lessor.

        SECTION 802.    Successor Substituted.

        Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company on a consolidated basis in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debentures.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

        SECTION 901.    Supplemental Indentures Without Consent of Holders.

        Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1)   to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Debentures;

          (2)   to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

          (3)   to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, that such action pursuant to this clause shall not adversely affect the interests of the Holders of the Debentures or, so long as any of the Trust Preferred Securities shall remain outstanding, the holders of the Trust Preferred Securities; or

          (4)   to make provision for transfer procedures, certification, the form of restricted securities legends, if any, to be placed on Debentures, and all other matters required pursuant to Section 305(b) or otherwise necessary, desirable or appropriate in connection with the issuance of Debentures to holders of Trust Preferred Securities in the event of a distribution of Debentures by the Trust upon the occurrence of a Dissolution Event.

        SECTION 902.    Supplemental Indentures with Consent of Holders.

        With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby:

          (1)   extend the Stated Maturity of the principal of, or any installment of interest (including any Additional Payments) on, any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time for payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Debenture or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders,

          (2)   reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)   modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby; provided that if the Debentures are held by the Trust or a trustee of the Trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such supplemental indenture; provided, further, that if the consent of the Holder of each Outstanding Debenture is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the Trust shall have consented to such supplemental indenture.

        It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

        SECTION 903.    Execution of Supplemental Indentures.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        SECTION 904.    Effect of Supplemental Indentures.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article Twelve in any manner which might terminate or impair the rights of the Senior Debt pursuant to such subordination provisions.

        SECTION 905.    [Intentionally Omitted].

        SECTION 906.    Reference in Debentures to Supplemental Indentures.

        Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

ARTICLE TEN

COVENANTS; REPRESENTATIONS AND WARRANTIES

        SECTION 1001.    Payment of Principal and Interest.

        The Company will duly and punctually pay the principal of and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

        SECTION 1002.    Maintenance of Office or Agency.

        The Company will maintain in the United States an office or agency where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

        The Company may also from time to time designate one or more other offices or agencies (in the United States) where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

        SECTION 1003.    Money for Debenture Payments to Be Held in Trust.

        If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Debentures, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Debentures) in the making of any payment in respect of the Debentures, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

        The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Debenture and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of any such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

        SECTION 1004.    Statement by Officers as to Default.

        The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

        SECTION 1005.    Limitation on Dividends; Transactions with Affiliates; Covenants as to the Trust.

        (a)   The Company covenants that so long as the Debentures are outstanding, if (i) there shall have occurred and be continuing any event that with the giving of notice or the lapse of time or both, would constitute an Indenture Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the Guarantee, or (iii) the Company has exercised its option to defer interest payments on the Debentures by extending the interest payment period and such period, or any extension thereof, shall be continuing, then the Company (a) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock (or Common Stock equivalents) in connection with the satisfaction by the Company of its obligations under any employee benefit or agent plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Common Stock (or Common Stock equivalents), (ii) purchases of shares of Common Stock (or Common Stock equivalents) from officers or employees of the Company or its subsidiaries upon termination of employment or retirement not pursuant to any obligation under any contract or security requiring the Company to purchase shares of Common Stock (or Common Stock equivalents), (iii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (iv) dividends or distributions of shares of Common Stock on Common Stock of the Company or (v) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), (b) shall not make any payment of principal (or premium, if any) or interest on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the Debentures, and (c) shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Guarantee).

        (b)   The Company also covenants and agrees (i) that it shall directly or indirectly maintain 100% ownership of the Trust Common Securities; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Trust Common Securities and (ii) that it shall use its reasonable efforts, consistent with the terms and provisions of the Declaration, to cause the Trust (x) to remain a statutory business trust, except in connection with the distribution of the Debentures to the holders of Trust Securities in liquidation of the Trust upon the occurrence of a Dissolution Event, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (y) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes.

        SECTION 1006.    Payment of Expenses of the Trust.

        In connection with the offering, sale and issuance of the Debentures to the Property Trustee in connection with the sale of the Trust Securities by the Trust, the Company shall:

          (a)   pay for all costs, fees and expenses relating to the offering, sale and issuance of the Debentures, including compensation of the Trustee under the Indenture in accordance with the provisions of Section 607 of this Indenture;

          (b)   be responsible for and pay for all debts and obligations (other than with respect to the Trust Securities) of the Trust, pay for all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities, the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets); and

          (c)   pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

ARTICLE ELEVEN

REDEMPTION OF DEBENTURES

        SECTION 1101.    Right of Redemption.

        The Debentures may be redeemed, at the election of the Company, in whole (but not in part), at any time, in cash at the Redemption Price, within 90 days following the occurrence of a Redemption Tax Event; provided, however, that if at the time, there is available to the Company or the Trust the opportunity to eliminate, within such 90 Day Period, the Redemption Tax Event by taking some Ministerial Action, such as filing a form or making an election, or pursuing some other similar reasonable measure, which in the sole judgment of the Company has or will cause no adverse effect on the Trust, the Holders of the Trust Securities or the Company or will involve no material cost, then the Company or the Trust shall pursue such measure in lieu of redemption.

        SECTION 1102.    Applicability of Article.

        Redemption of Debentures at the election of the Company, as permitted by Section 1101, shall be made in accordance with such provision and this Article.

        SECTION 1103.    Election to Redeem; Notice to Trustee.

        The election of the Company to redeem Debentures pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days and no more than 90 days prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such Redemption Date and of the principal amount of Debentures to be redeemed and provide a copy of the notice of redemption to be given to Holders of Debentures to be redeemed pursuant to Section 1105.

        SECTION 1104.    [This Section Intentionally Omitted.]

        SECTION 1105.    Notice of Redemption.

        Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at such Holder's address appearing in the Register.

        All notices of redemption shall identify the Debentures to be redeemed (including, if relevant, CUSIP or ISIN number) and shall state:

          (1)   the Redemption Date,

          (2)   the Redemption Price,

          (3)   that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture to be redeemed and that interest thereon will cease to accrue on and after said date, and

          (4)   the place or places where such Debentures are to be surrendered for payment of the Redemption Price.

        Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

        SECTION 1106.    Deposit of Redemption Price.

        Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debentures which are to be redeemed on that date.

        SECTION 1107.    Debentures Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued interest (including Additional Payments, if any) to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one or more Predecessor Debentures, registered as such at the close of business on the relevant Record Dates according to the terms and the provisions of Section 307.

        If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Debenture.

        SECTION 1108.    [This Section Intentionally Omitted.]

        SECTION 1109.    Tax Event Redemption.

        If a Tax Event has occurred and is continuing and:

          (a)   the Company has received a Redemption Tax Opinion; or

          (b)   after receiving a Dissolution Tax Opinion, the Administrative Trustees shall have been informed by tax counsel rendering the Dissolution Tax Opinion that a No Recognition Opinion cannot be delivered to the Trust (each such case, a "Redemption Tax Event"), then, notwithstanding Section 1109(a) but subject to Section 1109(b), the Company shall have the right upon not less than 30 days nor more than 60 days' notice to the Holders of the Debentures to redeem the Debentures in whole (but not in part) for cash within 90 days following the occurrence of such Redemption Tax Event (the "90-Day Period") at the Redemption Price; provided, however, that if, at the time there is available to the Company or the Trust the opportunity to eliminate within the 90-Day Period, the Redemption Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure which, in the sole judgment of the Company, has or will cause no adverse effect on the Company, the Trust or the Holders of the Trust Securities and will involve no material cost (a "Ministerial Action"), the Company or the Trust shall pursue such Ministerial Action or other measure in lieu of redemption, and provided, further, that the Company shall have no right to redeem the Debentures while the Trust is pursuing any Ministerial Action or other similar measure pursuant to its obligations under the Declaration. Payment of the Redemption Price shall be made prior to 12:00 noon, Central time, on the date of such redemption or such earlier time as the Company determines, provided, that the Company shall deposit with the Trustee an amount sufficient to make such redemption payment by 10:00 a.m. on the date such redemption payment is to be made. Any redemption pursuant to this Section 1109 shall be made pursuant to the provisions of Sections 1101 through 1108 hereof.

        SECTION 1110.    No Sinking Fund.

        The Debentures are not entitled to the benefit of any sinking fund.

ARTICLE TWELVE

SUBORDINATION OF DEBENTURES

        SECTION 1201.    Agreement to Subordinate.

        The Company covenants and agrees, and each Holder of Debentures by such Holder's acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article Twelve; and each Holder of a Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The payment by the Company of the principal of, premium, if any, and interest (including Additional Payments) on all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all existing and future Senior Debt, whether outstanding at the date of this Indenture or thereafter incurred; provided however, that no provision of this Article Twelve shall prevent the occurrence of any default or Indenture Event of Default hereunder.

        SECTION 1202.    Default on Senior Debt.

        In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Debt continuing beyond the period of grace, if any, specified in the instrument evidencing such Senior Debt, unless and until such default shall have been cured or waived or shall have ceased to exist, and in the event that the maturity of any Senior Debt has been accelerated because of a default, then no payment shall be made by the Company with respect to the principal of (including redemption payments, if any), premium, if any, or interest on the Debentures.

        In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 1202, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Debt or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Debt may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Debt (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Debt and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Debt.

        SECTION 1203.    Liquidation; Dissolution; Bankruptcy.

        Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and premium, if any, and interest due or to become due on, all Senior Debt must be paid in full before any payment is made on account of the principal (and premium, if any) or interest on the Debentures; and upon any such dissolution or winding up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Debentures or the Trustee would be entitled, except for the provisions of this Article Twelve, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Debentures or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Debt in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any payment or distribution is made to the Holders of Debentures or to the Trustee.

        In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Debentures before all Senior Debt is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay such Senior Debt in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

        For purposes of this Article Twelve, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Twelve with respect to the Debentures to the payment of all Senior Debt which may at the time be outstanding; provided, that (i) such Senior Debt is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Debt are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all or substantially all its properties and assets on a consolidated basis to another Person upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 1203 if such other Person shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in Article Eight hereof. Nothing in Section 1202 or in this Section 1203 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607 hereof.

        SECTION 1204.    Subrogation.

        Subject to the payment in full of all Senior Debt, the rights of the Holders of the Debentures shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Debentures until the principal of (and premium, if any), and interest on the Senior Debt shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Debt of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article Twelve, and no payment pursuant to the provisions of this Article Twelve, to or for the benefit of the holders of such Senior Debt by Holders of the Debentures or the Trustee, shall, as between the Company, its creditors other than holders of Senior Debt, and the Holders of the Debentures, be deemed to be a payment by the Company to or on account of such Debentures. It is understood that the provisions of this Article Twelve are and are intended solely for the purposes of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of such Senior Debt on the other hand.

        Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors, other than the holders of Senior Debt, and the Holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Debentures and creditors of the Company, as the case may be, other than the holders of Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of such Senior Debt in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

        Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to the provisions of Section 603, and the Holders of the Debentures, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Debentures, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

        SECTION 1205.    Trustee to Effectuate Subordination.

        Each Holder of Debentures by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.

        SECTION 1206.    Notice by the Company.

        The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article Twelve. Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provision of this Article Twelve, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Debt or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 603 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1206 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

        The Trustee, subject to the provisions of Section 603, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Debt or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the right of such Person under this Article Twelve, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

        SECTION 1207.    Rights of the Trustee; Holders of Senior Debt.

        The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Twelve in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

        With respect to the holders of Senior Debt of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Debt and, subject to the provisions of Section 603, the Trustee shall not be liable to any holder of such Senior Debt if it shall pay over or deliver to Holders of Debentures, the Company or any other Person money or assets to which any holder of such Senior Debt shall be entitled by virtue of this Article Twelve or otherwise.

        SECTION 1208.    Subordination May Not Be Impaired.

        No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Debentures, without incurring responsibility to the holders of the Debentures and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Debentures to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Debt, or otherwise amend or supplement in any manner such Senior Debt or any instrument evidencing the same or any agreement under which such Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Debt; (iii) release any Person liable in any manner for the collection of such Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

ARTICLE THIRTEEN

IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
OFFICERS AND DIRECTORS

        SECTION 1301.    No Recourse.

        No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debentures.

        This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
By:	/s/ DEBRA J. RICHARDSON
Name:	Debra J. Richardson
Title:	Sr. Vice President & Secretary
WEST DES MOINES STATE BANK, as trustee
By:	/s/ DAVID V. MAURER
Name:	David V. Maurer
Title:	SVP/STO

EXHIBIT A
FORM OF DEBENTURE

[FORM OF FACE OF DEBENTURE]

        THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY THE ACQUISITION HEREOF, THE HOLDER AGREES THAT SUCH HOLDER WILL GIVE EACH PERSON TO WHOM THIS DEBENTURE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN THE CASE OF ANY TRANSFER OR OTHER DISPOSITION MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE HOLDER HEREOF SHALL BE REQUIRED TO PROVIDE TO THE COMPANY AND THE TRANSFER AGENT, PRIOR TO SUCH TRANSFER, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

5% Subordinated Debenture due 2047

No.	$

        American Equity Investment Life Holding Company, a corporation duly organized and existing under the laws of the State of Iowa (herein called "the Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to                        , or registered assigns, the principal sum of            Dollars ($    ) on June 1, 2047.

Interest Payment Dates: March 31, June 30, September 30 and December 31, commencing December 31, 1999.

Regular Record Dates: the close of business on the 15th day immediately preceding each Interest Payment Date, commencing December 31, 1999.

        Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:            ,            .

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

By:
Name:
Title:
[SEAL]
Attest:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Debentures referred to in the within-mentioned Indenture.

Dated:	, .
WEST DES MOINES STATE BANK, as Trustee
		By:	Authorized Signatory

[FORM OF REVERSE OF DEBENTURE]

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

5% Subordinated Debenture due 2047*

*All terms used in this Security which are defined in the Indenture or in the Declaration attached as Annex A thereto shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

        (1)   Interest. American Equity Investment Life Holding Company, an Iowa corporation (the "Company"), is the issuer of this 5% Subordinated Debenture Due 2047 (the "Debenture") limited in aggregate principal amount to $100,000,000 issued under the Indenture hereinafter referred to. The Company promises to pay interest on the Debentures in cash from October 29, 1999 or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described in Section 3 hereof) in arrears on March 31, June 30, September 30 and December 31 of each year (each day an "Interest Payment Date"), commencing December 31, 1999, at the rate of 5% per annum (subject to increase as provided in Section 12 hereto) plus Additional Interest and Compound Interest if any, until the principal hereof shall have become due and payable.

        The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed will be computed on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

        (2)   Additional Interest. The Company shall pay to American Equity Capital Trust II (and its permitted successors or assigns under the Declaration) (the "Trust") such amounts as shall be required so that the net amounts received and retained by the Trust after paying any taxes, duties, assessments or other governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority ("Additional Interest") will be not less than the amounts the Trust would have received had no such taxes, duties, assessment or governmental charges been imposed.

        (3)   Option to Extend Interest Payment Period. The Company shall have the right at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters for each such period; except that no Extension Period may extend beyond the stated maturity of the Debentures. At the end of each Extension Period, the Company shall pay all interest then accrued and unpaid together with interest thereon compounded quarterly at the rate specified for the Debentures to the extent permitted by applicable law ("Compounded Interest"); provided, that during any Extension Period, the Company shall not (a) declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock (or Common Stock equivalents) in connection with the satisfaction by the Company of its obligations under any employee benefit or agent plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Common Stock (or Common Stock equivalents), (ii) purchases of shares of Common Stock (or Common Stock equivalents) from officers or employees of the Company or its subsidiaries upon termination of employment or retirement not pursuant to any obligation under any contract or security requiring the Company to purchase shares of Common Stock

(or Common Stock equivalents), (iii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (iv) dividends or distributions of shares of Common Stock on Common Stock or (v) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), (b) make any payment of principal of (premium, if any) or interest on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the Debentures and (c) make any guarantee payments with respect to any of the foregoing (other than pursuant to the Guarantee).

Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided that such Extension Period together with all previous and further extensions thereof may not exceed 20 consecutive quarters and may not extend beyond the maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. No interest during an Extension Period, except at the end thereof, shall be due and payable.

        If the Property Trustee is the sole holder of the Debentures at the time the Company selects an Extension Period, the Company shall give notice to the Administrative Trustees, the Property Trustee and the Trustee of its selection of such Extension Period at least one Business Day prior to the earlier of (i) the date the distributions on the Trust Preferred Securities are payable or (ii) if the Trust Preferred Securities are listed on the New York Stock Exchange or other stock exchange or quotation system, the date the Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Trust Preferred Securities on the record date or the date such distributions are payable, but in any event not less than ten Business Days prior to such record date.

        If the Property Trustee is not the sole holder of the Debentures at the time the Company selects an Extension Period, the Company shall give the Holders of these Debentures and the Trustee notice of its selection of an Extension Period at least ten Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) the date the Company is required to give notice to any applicable self-regulatory organization on the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

        The quarter in which any notice is given pursuant to the second and third paragraphs of this Section 3 shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted under the first paragraph of this Section 3.

        (4)   Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the 15th day immediately preceding each Interest Payment Date (the "Regular Record Date"), commencing December 31, 1999. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

        Payment of the principal of and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in West Des Moines, Iowa, in such coin or currency of the

United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register.

        (5)   Paying Agent and Registrar. The Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice. The Company or any of its Affiliates may act in any such capacity.

        (6)   Indenture. The Company issued the Debentures under an indenture, dated as of October 29, 1999 (the "Indenture"), between the Company and West Des Moines State Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered. The terms of the Debentures include those stated in the Indenture and those made part of the Indenture by the incorporation of certain provisions of the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) ("TIA") as in effect on the date of the Indenture. The Debentures are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the TIA for a statement of such terms. The Debentures are unsecured general obligations of the Company limited to $100,000,000 in aggregate principal amount and subordinated in right of payment to all existing and future Senior Debt of the Company. No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Debenture as provided in the Indenture.

        (7)   Optional Redemption Upon Tax Event. The Debentures are subject to redemption, at the election of the Company, in whole (but not in part), for cash at the Redemption Price, at any time within 90 days following the occurrence and continuation of a Redemption Tax Event (as defined in the Declaration). Any redemption pursuant to this Section 7 will be made upon not less than 30 nor more than 60 days' notice.

        (8)   Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Debentures to be redeemed at his address of record. The Debentures in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event of a redemption of less than all of the Debentures, the Debentures will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the Redemption Date, interest ceases to accrue on the Debentures or portions of them called for redemption.

        If this Debenture is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid to the person in whose name this Debenture is registered at the close of business on such record date.

        (9)   Redemption of Trust Securities. Upon the repayment of the Debentures, whether at maturity, upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment or payment shall simultaneously be applied to redeem Trust Securities having an aggregate liquidation amount equal to the Debentures so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; provided, that holders of the Trust Securities shall be given not less than 30 nor more than 60 days notice of such redemption. There are no sinking fund payments with respect to the Debentures.

        (10) Subordination. The payment of the principal of, interest on or any other amounts due on the Debentures is subordinated in right of payment to all existing and future Senior Debt (as defined below) of the Company, as described in the Indenture. Each holder, by accepting a Debenture, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

        "Senior Debt" shall mean with respect to the Company (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, Debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility (or repurchase agreement) or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Debentures and (2) any indebtedness between or among such obligor or its affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of Trust Preferred Securities or other securities which rank junior to, or pari passu with, the Trust Preferred Securities. Such Senior Debt shall continue to be Senior Debt and entitled to the subordination provisions hereof irrespective of any amendment, modification or waiver of any term of such Senior Debt.

        (11) Registration, Transfer, Exchange and Denominations. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in West Des Moines, Iowa, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Debentures are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        (12) Persons Deemed Owners. Except as provided in Section 4 hereof, the registered Holder of a Debenture may be treated as its owner for all purposes.

        (13) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Debentures entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

        (14) Defaults and Remedies. The Debentures shall have the Indenture Events of Default as set forth in Section 501 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the holders of at least 25% in aggregate principal amount of the then outstanding Debentures by notice to the Company and the Trustee may declare all the Debentures to be due and payable immediately.

        The holders of a majority in principal amount of the Debentures then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Debentures except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Debentures issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

        (15) Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

        (16) Trustee Dealings with the Company. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Debentures and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

        (17) No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Debentures by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

        (18) Governing Law. THE INTERNAL LAWS OF THE STATE OF IOWA SHALL GOVERN THE INDENTURE AND THE DEBENTURES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

        (19) Authentication. The Debentures shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

        The Company will furnish to any Holder of the Debentures upon written request and without charge a copy of the Indenture. Requests may be made to:

    American Equity Investment Life Holding Company
    5000 Westown Parkway, Suite 440
    West Des Moines, Iowa 50266
    Attention: Chief Financial Officer

ASSIGNMENT FORM

To assign this Debenture, fill in the form below:

(I) or (we) assign and transfer this Debenture to

(Insert assignee's social security or tax I.D. no.)

(Print or type assignee's name, address and zip code)

and irrevocably appoint                        agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.

Your Signature:
(Sign exactly as your name appears on the other side of this Debenture)
Date:
Signature Guarantee:*
[Include the following if the Debenture bears a Restricted Securities Legend—
In connection with any transfer of any of the Debentures evidenced by this certificate, the undersigned confirms that such Debentures are being:

*
Signature must be guaranteed by a commercial bank, trust company or member firm of The New York Stock Exchange, Inc.

CHECK ONE BOX BELOW

        (1)   [    ] exchanged for the undersigned's own account without transfer; or

        (2)   [    ] transferred pursuant to and in compliance with Rule 144 under the Securities Act of 1933; or

        (3)   [    ] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Debentures evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3) is checked, the Trustee may require, prior to registering any such transfer of the Debentures such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature:
Signature Guarantee:**

**
Signature must be guaranteed by a commercial bank, trust company or member firm of The New York Stock Exchange, Inc.

QuickLinks

TABLE OF CONTENTS
RECITALS OF THE COMPANY
NOW, THEREFORE, THIS INDENTURE WITNESSETH
ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
ARTICLE TWO DEBENTURE FORMS
ARTICLE THREE THE DEBENTURES
ARTICLE FOUR SATISFACTION AND DISCHARGE
ARTICLE FIVE REMEDIES
ARTICLE SIX THE TRUSTEE
ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY
ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
ARTICLE NINE SUPPLEMENTAL INDENTURES
ARTICLE TEN COVENANTS; REPRESENTATIONS AND WARRANTIES
ARTICLE ELEVEN REDEMPTION OF DEBENTURES
ARTICLE TWELVE SUBORDINATION OF DEBENTURES
ARTICLE THIRTEEN IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
EXHIBIT A FORM OF DEBENTURE [FORM OF FACE OF DEBENTURE]
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY 5% Subordinated Debenture due 2047
ASSIGNMENT FORM